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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): NOVEMBER 14, 2000
                                                         -----------------


                               KOGER EQUITY, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                     FLORIDA
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                  State or Other Jurisdiction of Incorporation)


                 1-9997                          59-2898045
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          (Commission File Number)     (IRS Employer Identification No.)


       8880 FREEDOM CROSSING TRAIL
         JACKSONVILLE, FLORIDA                        32256
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 (Address of Principal Executive Offices)           (Zip Code)


                                 (904) 732-1000
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              (Registrant's Telephone Number, Including Area Code)


                                       NA
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         (Former Name or Former Address, if Changed Since Last Reports)
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ITEM 5. OTHER EVENTS.

Koger Equity, Inc. announced today that several tenants occupying Company properties in Tallahassee, Florida, Greensboro, North Carolina, and Birmingham, Alabama, have terminated their leases prior to their scheduled expirations. The prospective impact to the Company's funds from operations will be approximately $0.02 per diluted share/unit for the quarter ended December 31, 2000. For further information concerning this matter, see the Company's news release, dated November 14, 2000, which is Exhibit 99 to this Report and is incorporated herein by reference.

For more information on Koger Equity, Inc., contact the company at 904-732-1000 or visit its Web site at www.koger.com.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (C)       EXHIBITS

                  EXHIBIT
                  NUMBER            DESCRIPTION OF EXHIBIT
                  ------            ----------------------
                      99            Koger Equity, Inc. News Release, dated November 14, 2000.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                           KOGER EQUITY, INC.



         Dated: November 14, 2000          By:   /s/ Robert E. Onisko
                                               ---------------------------------
                                                     Robert E. Onisko
                                           Title:  Chief Financial Officer


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                                  EXHIBIT INDEX

The following designated exhibit is filed herewith:

         EXHIBIT
         NUMBER            DESCRIPTION OF EXHIBIT
         -------           ----------------------
           99              Koger Equity, Inc. News Release, dated November 14, 2000.


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